EXHIBIT 99


ABFC 2004-OPT1                                                 [GRAPHIC OMITTED]

         Class M3
         100% PPC          FRM: 23 HEP
                           ARM: 4 to 35 CPR over 24 months
         LIBOR             1.15438
         Margin (bp)       160.00

                                                         At 75% PPC
         Pay Date           Performing Balance        Interest Payment          Principal Payment    Total Payment
         2/25/2004              7,805,000                  15,526                       -               15,526
         3/25/2004              7,805,000                  17,318                       -               17,318
         4/25/2004              7,805,000                  18,512                       -               18,512
         5/25/2004              7,805,000                  17,915                       -               17,915
         6/25/2004              7,805,000                  18,512                       -               18,512
         7/25/2004              7,805,000                  17,915                       -               17,915
         8/25/2004              7,805,000                  18,512                       -               18,512
         9/25/2004              7,805,000                  18,512                       -               18,512
        10/25/2004              7,805,000                  17,915                       -               17,915
        11/25/2004              7,805,000                  18,512                       -               18,512
        12/25/2004              7,805,000                  17,915                       -               17,915
         1/25/2005              7,805,000                  18,512                       -               18,512
         2/25/2005              7,805,000                  18,512                       -               18,512
         3/25/2005              7,805,000                  16,721                       -               16,721
         4/25/2005              7,805,000                  18,512                       -               18,512
         5/25/2005              7,805,000                  17,915                       -               17,915
         6/25/2005              7,805,000                  18,512                       -               18,512
         7/25/2005              7,805,000                  17,915                       -               17,915
         8/25/2005              7,805,000                  18,512                       -               18,512
         9/25/2005              7,805,000                  18,512                       -               18,512
        10/25/2005              7,805,000                  17,915                       -               17,915
        11/25/2005              7,805,000                  18,512                       -               18,512
        12/25/2005              7,805,000                  17,915                       -               17,915
         1/25/2006              7,805,000                  18,512                       -               18,512
         2/25/2006              7,805,000                  18,512                       -               18,512
         3/25/2006              7,805,000                  16,721                       -               16,721
         4/25/2006              7,805,000                  18,512                       -               18,512
         5/25/2006              7,805,000                  17,915                       -               17,915
         6/25/2006              7,805,000                  18,512                       -               18,512
         7/25/2006              7,805,000                  17,915                       -               17,915
         8/25/2006              7,805,000                  18,512                       -               18,512
         9/25/2006              7,805,000                  18,512                       -               18,512
        10/25/2006              7,805,000                  17,915                       -               17,915
        11/25/2006              7,805,000                  18,512                       -               18,512
        12/25/2006              7,805,000                  17,915                       -               17,915
         1/25/2007              7,805,000                  18,512                       -               18,512
         2/25/2007              7,805,000                  18,512                  44,956               63,468
         3/25/2007              7,760,044                  16,624                 176,534              193,158
         4/25/2007              7,583,510                  17,987                 172,427              190,414
         5/25/2007              7,411,084                  17,011                 168,418              185,429
         6/25/2007              7,242,666                  17,178                 164,504              181,682
         7/25/2007              7,078,162                  16,247                 160,684              176,930
         8/25/2007              6,917,478                  16,407                 156,954              173,361
         9/25/2007              6,760,524                  16,035                 153,313              169,347
        10/25/2007              6,607,212                  15,166                 149,758              164,924
        11/25/2007              6,457,454                  15,316                 146,288              161,604
        12/25/2007              6,311,166                  14,486                 142,900              157,386
         1/25/2008              6,168,266                  14,630                 139,592              154,222
         2/25/2008              6,028,674                  14,299                 136,363              150,662
         3/25/2008              5,892,311                  13,074                 133,210              146,284
         4/25/2008              5,759,101                  13,660                 130,132              143,792
         5/25/2008              5,628,969                  12,920                 127,127              140,047
         6/25/2008              5,501,842                  13,049                 124,193              137,242
         7/25/2008              5,377,649                  12,343                 121,328              133,672
         8/25/2008              5,256,321                  12,467                 118,531              130,998
         9/25/2008              5,137,790                  12,186                 115,800              127,986
        10/25/2008              5,021,990                  11,527                 113,134              124,661
        11/25/2008              4,908,856                  11,643                 110,530              122,173
        12/25/2008              4,798,326                  11,014                 107,988              119,002
         1/25/2009              4,690,338                  11,125                 105,506              116,631
         2/25/2009              4,584,832                  10,874                 103,082              113,957
         3/25/2009              4,481,750                   9,601                 100,716              110,317
         4/25/2009              4,381,034                  10,391                  98,405              108,796
         5/25/2009              4,282,630                   9,830                  96,148              105,978
         6/25/2009              4,186,481                   9,930                  93,945              103,874
         7/25/2009              4,092,537                   9,394                  91,793              101,187
         8/25/2009              4,000,744                   9,489                  89,692               99,181
         9/25/2009              3,911,052                   9,276                  87,640               96,916
        10/25/2009              3,823,412                   8,776                  85,636               94,412
        11/25/2009              3,737,776                   8,865                  83,680               92,545
        12/25/2009              3,654,096                   8,387                  81,769               90,156
         1/25/2010              3,572,327                   8,473                  79,903               88,376
         2/25/2010              3,492,424                   8,283                  78,080               86,364
         3/25/2010              3,414,344                   7,315                  76,301               83,615
         4/25/2010              3,338,043                   7,917                  74,563               82,480
         5/25/2010              3,263,481                   7,491                  72,865               80,356
         6/25/2010              3,190,616                   7,568                  71,207               78,775
         7/25/2010              3,119,408                   7,160                  69,588               76,748
         8/25/2010              3,049,820                   7,234                  68,007               75,241
         9/25/2010              2,981,813                   7,072                  66,463               73,535
        10/25/2010              2,915,351                   6,692                  64,954               71,646
        11/25/2010              2,850,396                   6,761                  63,481               70,241
        12/25/2010              2,786,916                   6,397                  62,042               68,439
         1/25/2011              2,724,874                   6,463                  60,636               67,099
         2/25/2011              2,664,237                   6,319                  59,264               65,583
         3/25/2011              2,604,974                   5,581                  57,923               63,503
         4/25/2011              2,547,051                   6,041                  56,613               62,654
         5/25/2011              2,490,438                   5,716                  55,334               61,050
         6/25/2011              2,435,105                   5,776                  54,084               59,860
         7/25/2011              2,381,021                   5,465                  52,863               58,328
         8/25/2011              2,328,158                   5,522                  51,671               57,193
         9/25/2011              2,276,487                   5,399                  50,506               55,905
        10/25/2011              2,225,981                   5,109                  49,368               54,478
        11/25/2011              2,176,613                   5,163                  48,257               53,419
        12/25/2011              2,128,356                   4,885                  47,171               52,056
         1/25/2012              2,081,185                   4,936                  46,110               51,046
         2/25/2012              2,035,075                   4,827                  45,074               49,901
         3/25/2012              1,990,001                   4,415                  44,062               48,477
         4/25/2012              1,945,940                   4,615                  43,073               47,688
         5/25/2012              1,902,867                   4,368                  42,107               46,474
         6/25/2012              1,860,761                   4,413                  41,163               45,576
         7/25/2012              1,819,598                   4,177                  40,240               44,417
         8/25/2012              1,779,358                   4,220                  39,339               43,560
         9/25/2012              1,740,018                   4,127                  38,459               42,586
        10/25/2012              1,701,559                   3,906                  37,599               41,505
        11/25/2012              1,663,960                   3,947                  36,759               40,705
        12/25/2012              1,627,201                   3,735                  35,938               39,673
         1/25/2013              1,591,263                   3,774               1,591,263            1,595,037


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT1                                                 [GRAPHIC OMITTED]


     Class M3
     100% PPC     FRM: 23 HEP
                  ARM: 4 to 35 CPR over 24 months
     LIBOR        1.15438
     Margin (bp)  160.00

                                                  At 90% PPC
         Pay Date        Performing Balance     Interest Payment     Principal Payment      Total Payment
        2/25/2004            7,805,000               15,526                  -                  15,526
        3/25/2004            7,805,000               17,318                  -                  17,318
        4/25/2004            7,805,000               18,512                  -                  18,512
        5/25/2004            7,805,000               17,915                  -                  17,915
        6/25/2004            7,805,000               18,512                  -                  18,512
        7/25/2004            7,805,000               17,915                  -                  17,915
        8/25/2004            7,805,000               18,512                  -                  18,512
        9/25/2004            7,805,000               18,512                  -                  18,512
       10/25/2004            7,805,000               17,915                  -                  17,915
       11/25/2004            7,805,000               18,512                  -                  18,512
       12/25/2004            7,805,000               17,915                  -                  17,915
        1/25/2005            7,805,000               18,512                  -                  18,512
        2/25/2005            7,805,000               18,512                  -                  18,512
        3/25/2005            7,805,000               16,721                  -                  16,721
        4/25/2005            7,805,000               18,512                  -                  18,512
        5/25/2005            7,805,000               17,915                  -                  17,915
        6/25/2005            7,805,000               18,512                  -                  18,512
        7/25/2005            7,805,000               17,915                  -                  17,915
        8/25/2005            7,805,000               18,512                  -                  18,512
        9/25/2005            7,805,000               18,512                  -                  18,512
       10/25/2005            7,805,000               17,915                  -                  17,915
       11/25/2005            7,805,000               18,512                  -                  18,512
       12/25/2005            7,805,000               17,915                  -                  17,915
        1/25/2006            7,805,000               18,512                  -                  18,512
        2/25/2006            7,805,000               18,512                  -                  18,512
        3/25/2006            7,805,000               16,721                  -                  16,721
        4/25/2006            7,805,000               18,512                  -                  18,512
        5/25/2006            7,805,000               17,915                  -                  17,915
        6/25/2006            7,805,000               18,512                  -                  18,512
        7/25/2006            7,805,000               17,915                  -                  17,915
        8/25/2006            7,805,000               18,512                  -                  18,512
        9/25/2006            7,805,000               18,512                  -                  18,512
       10/25/2006            7,805,000               17,915                  -                  17,915
       11/25/2006            7,805,000               18,512                  -                  18,512
       12/25/2006            7,805,000               17,915                  -                  17,915
        1/25/2007            7,805,000               18,512                  -                  18,512
        2/25/2007            7,805,000               18,512          1,148,790               1,167,302
        3/25/2007            6,656,210               14,260            184,424                 198,684
        4/25/2007            6,471,786               15,350            179,154                 194,504
        5/25/2007            6,292,632               14,444            174,039                 188,482
        6/25/2007            6,118,593               14,512            169,074                 183,586
        7/25/2007            5,949,519               13,656            164,254                 177,910
        8/25/2007            5,785,265               13,722            159,576                 173,297
        9/25/2007            5,625,690               13,343            155,034                 168,378
       10/25/2007            5,470,655               12,557            150,626                 163,183
       11/25/2007            5,320,029               12,618            146,347                 158,965
       12/25/2007            5,173,683               11,875            142,192                 154,068
        1/25/2008            5,031,490               11,934            138,160                 150,093
        2/25/2008            4,893,331               11,606            134,244                 145,851
        3/25/2008            4,759,086               10,559            130,443                 141,003
        4/25/2008            4,628,643               10,978            126,753                 137,732
        5/25/2008            4,501,890               10,333            123,171                 133,504
        6/25/2008            4,378,719               10,386            119,693                 130,078
        7/25/2008            4,259,026                9,776            116,315                 126,091
        8/25/2008            4,142,711                9,826            113,037                 122,862
        9/25/2008            4,029,674                9,558            109,853                 119,411
       10/25/2008            3,919,821                8,997            106,762                 115,759
       11/25/2008            3,813,060                9,044            103,760                 112,804
       12/25/2008            3,709,300                8,514            100,846                 109,360
        1/25/2009            3,608,454                8,559             98,016                 106,574
        2/25/2009            3,510,438                8,326             95,267                 103,594
        3/25/2009            3,415,171                7,316             92,599                  99,915
        4/25/2009            3,322,572                7,881             90,007                  97,888
        5/25/2009            3,232,565                7,420             87,490                  94,910
        6/25/2009            3,145,075                7,460             85,046                  92,506
        7/25/2009            3,060,029                7,024             82,673                  89,696
        8/25/2009            2,977,356                7,062             80,367                  87,429
        9/25/2009            2,896,989                6,871             78,129                  85,000
       10/25/2009            2,818,860                6,470             75,954                  82,424
       11/25/2009            2,742,906                6,506             73,842                  80,348
       12/25/2009            2,669,064                6,126             71,791                  77,917
        1/25/2010            2,597,273                6,160             69,798                  75,959
        2/25/2010            2,527,474                5,995             67,863                  73,858
        3/25/2010            2,459,611                5,269             65,983                  71,253
        4/25/2010            2,393,628                5,677             64,157                  69,835
        5/25/2010            2,329,471                5,347             62,383                  67,730
        6/25/2010            2,267,087                5,377             60,660                  66,038
        7/25/2010            2,206,427                5,064             58,986                  64,051
        8/25/2010            2,147,440                5,093             57,360                  62,454
        9/25/2010            2,090,080                4,957             55,781                  60,738
       10/25/2010            2,034,299                4,669             54,246                  58,915
       11/25/2010            1,980,054                4,696             52,755                  57,451
       12/25/2010            1,927,299                4,424             51,306                  55,730
        1/25/2011            1,875,993                4,450             49,898                  54,348
        2/25/2011            1,826,095                4,331             48,531                  52,862
        3/25/2011            1,777,564                3,808             47,202                  51,010
        4/25/2011            1,730,362                4,104             45,911                  50,015
        5/25/2011            1,684,451                3,866             44,656                  48,523
        6/25/2011            1,639,795                3,889             43,437                  47,326
        7/25/2011            1,596,358                3,664          1,596,358               1,600,022


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT1                                                 [GRAPHIC OMITTED]


    Class M3
    100% PPC       FRM: 23 HEP
                   ARM: 4 to 35 CPR over 24 months
    LIBOR          1.15438
    Margin (bp)    160.00

                                                     At 100% PPC
         Pay Date          Performing Balance      Interest Payment       Principal Payment      Total Payment
         2/25/2004             7,805,000                15,526                    -                 15,526
         3/25/2004             7,805,000                17,318                    -                 17,318
         4/25/2004             7,805,000                18,512                    -                 18,512
         5/25/2004             7,805,000                17,915                    -                 17,915
         6/25/2004             7,805,000                18,512                    -                 18,512
         7/25/2004             7,805,000                17,915                    -                 17,915
         8/25/2004             7,805,000                18,512                    -                 18,512
         9/25/2004             7,805,000                18,512                    -                 18,512
        10/25/2004             7,805,000                17,915                    -                 17,915
        11/25/2004             7,805,000                18,512                    -                 18,512
        12/25/2004             7,805,000                17,915                    -                 17,915
         1/25/2005             7,805,000                18,512                    -                 18,512
         2/25/2005             7,805,000                18,512                    -                 18,512
         3/25/2005             7,805,000                16,721                    -                 16,721
         4/25/2005             7,805,000                18,512                    -                 18,512
         5/25/2005             7,805,000                17,915                    -                 17,915
         6/25/2005             7,805,000                18,512                    -                 18,512
         7/25/2005             7,805,000                17,915                    -                 17,915
         8/25/2005             7,805,000                18,512                    -                 18,512
         9/25/2005             7,805,000                18,512                    -                 18,512
        10/25/2005             7,805,000                17,915                    -                 17,915
        11/25/2005             7,805,000                18,512                    -                 18,512
        12/25/2005             7,805,000                17,915                    -                 17,915
         1/25/2006             7,805,000                18,512                    -                 18,512
         2/25/2006             7,805,000                18,512                    -                 18,512
         3/25/2006             7,805,000                16,721                    -                 16,721
         4/25/2006             7,805,000                18,512                    -                 18,512
         5/25/2006             7,805,000                17,915                    -                 17,915
         6/25/2006             7,805,000                18,512                    -                 18,512
         7/25/2006             7,805,000                17,915                    -                 17,915
         8/25/2006             7,805,000                18,512                    -                 18,512
         9/25/2006             7,805,000                18,512                    -                 18,512
        10/25/2006             7,805,000                17,915                    -                 17,915
        11/25/2006             7,805,000                18,512                    -                 18,512
        12/25/2006             7,805,000                17,915                    -                 17,915
         1/25/2007             7,805,000                18,512                    -                 18,512
         2/25/2007             7,805,000                18,512                    -                 18,512
         3/25/2007             7,805,000                16,721            2,011,001              2,027,722
         4/25/2007             5,793,999                13,742              180,271                194,013
         5/25/2007             5,613,728                12,885              174,458                187,343
         6/25/2007             5,439,270                12,901              168,838                181,739
         7/25/2007             5,270,432                12,097              163,405                175,503
         8/25/2007             5,107,026                12,113              158,153                170,266
         9/25/2007             4,948,873                11,738              153,074                164,812
        10/25/2007             4,795,799                11,008              148,164                159,172
        11/25/2007             4,647,635                11,023              143,417                154,440
        12/25/2007             4,504,218                10,339              138,826                149,165
         1/25/2008             4,365,392                10,354              134,387                144,741
         2/25/2008             4,231,005                10,035              130,095                140,130
         3/25/2008             4,100,910                 9,099              125,944                135,043
         4/25/2008             3,974,966                 9,428              121,931                131,359
         5/25/2008             3,853,035                 8,844              118,049                126,893
         6/25/2008             3,734,986                 8,859              114,295                123,154
         7/25/2008             3,620,691                 8,311              110,665                118,975
         8/25/2008             3,510,026                 8,325              107,154                115,479
         9/25/2008             3,402,873                 8,071              103,758                111,829
        10/25/2008             3,299,115                 7,573              100,473                108,046
        11/25/2008             3,198,642                 7,587               97,296                104,883
        12/25/2008             3,101,346                 7,119               94,223                101,342
         1/25/2009             3,007,122                 7,132               91,251                 98,383
         2/25/2009             2,915,872                 6,916               88,375                 95,291
         3/25/2009             2,827,496                 6,057               85,594                 91,651
         4/25/2009             2,741,903                 6,503               82,903                 89,406
         5/25/2009             2,658,999                 6,103               80,300                 86,403
         6/25/2009             2,578,700                 6,116               77,781                 83,898
         7/25/2009             2,500,918                 5,740               75,345                 81,085
         8/25/2009             2,425,573                 5,753               72,987                 78,740
         9/25/2009             2,352,586                 5,580               70,706                 76,286
        10/25/2009             2,281,879                 5,238               68,499                 73,737
        11/25/2009             2,213,380                 5,250               66,364                 71,614
        12/25/2009             2,147,016                 4,928               64,297                 69,226
         1/25/2010             2,082,719                 4,940               62,298                 67,238
         2/25/2010             2,020,421                 4,792               60,363                 65,155
         3/25/2010             1,960,058                 4,199               58,490                 62,689
         4/25/2010             1,901,568                 4,510               56,678                 61,188
         5/25/2010             1,844,891                 4,235               54,924                 59,158
         6/25/2010             1,789,967                 4,245               53,226                 57,471
         7/25/2010             1,736,741                 3,986               51,583                 55,569
         8/25/2010             1,685,159                 3,997               49,992                 53,989
         9/25/2010             1,635,166                 3,878               48,453                 52,331
        10/25/2010             1,586,714                 3,642            1,586,714              1,590,356


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT1                                                 [GRAPHIC OMITTED]


     Class M3
     100% PPC        FRM: 23 HEP
                     ARM: 4 to 35 CPR over 24 months
     LIBOR           1.15438
     Margin (bp)     160.00

                                                        At 110% PPC
           Pay Date           Performing Balance      Interest Payment        Principal Payment      Total Payment
           2/25/2004               7,805,000               15,526                     -                  15,526
           3/25/2004               7,805,000               17,318                     -                  17,318
           4/25/2004               7,805,000               18,512                     -                  18,512
           5/25/2004               7,805,000               17,915                     -                  17,915
           6/25/2004               7,805,000               18,512                     -                  18,512
           7/25/2004               7,805,000               17,915                     -                  17,915
           8/25/2004               7,805,000               18,512                     -                  18,512
           9/25/2004               7,805,000               18,512                     -                  18,512
          10/25/2004               7,805,000               17,915                     -                  17,915
          11/25/2004               7,805,000               18,512                     -                  18,512
          12/25/2004               7,805,000               17,915                     -                  17,915
           1/25/2005               7,805,000               18,512                     -                  18,512
           2/25/2005               7,805,000               18,512                     -                  18,512
           3/25/2005               7,805,000               16,721                     -                  16,721
           4/25/2005               7,805,000               18,512                     -                  18,512
           5/25/2005               7,805,000               17,915                     -                  17,915
           6/25/2005               7,805,000               18,512                     -                  18,512
           7/25/2005               7,805,000               17,915                     -                  17,915
           8/25/2005               7,805,000               18,512                     -                  18,512
           9/25/2005               7,805,000               18,512                     -                  18,512
          10/25/2005               7,805,000               17,915                     -                  17,915
          11/25/2005               7,805,000               18,512                     -                  18,512
          12/25/2005               7,805,000               17,915                     -                  17,915
           1/25/2006               7,805,000               18,512                     -                  18,512
           2/25/2006               7,805,000               18,512                     -                  18,512
           3/25/2006               7,805,000               16,721                     -                  16,721
           4/25/2006               7,805,000               18,512                     -                  18,512
           5/25/2006               7,805,000               17,915                     -                  17,915
           6/25/2006               7,805,000               18,512                     -                  18,512
           7/25/2006               7,805,000               17,915                     -                  17,915
           8/25/2006               7,805,000               18,512                     -                  18,512
           9/25/2006               7,805,000               18,512                     -                  18,512
          10/25/2006               7,805,000               17,915                     -                  17,915
          11/25/2006               7,805,000               18,512                     -                  18,512
          12/25/2006               7,805,000               17,915                     -                  17,915
           1/25/2007               7,805,000               18,512                     -                  18,512
           2/25/2007               7,805,000               18,512                     -                  18,512
           3/25/2007               7,805,000               16,721             1,155,547               1,172,267
           4/25/2007               6,649,453               15,771             1,663,615               1,679,386
           5/25/2007               4,985,839               11,444               172,543                 183,987
           6/25/2007               4,813,296               11,416               166,326                 177,742
           7/25/2007               4,646,970               10,666               160,341                 171,007
           8/25/2007               4,486,629               10,642               154,578                 165,220
           9/25/2007               4,332,051               10,275               149,030                 159,305
          10/25/2007               4,183,021                9,601               143,688                 153,290
          11/25/2007               4,039,332                9,581               138,545                 148,125
          12/25/2007               3,900,788                8,954               133,592                 142,545
           1/25/2008               3,767,196                8,935               128,822                 137,757
           2/25/2008               3,638,374                8,630               124,229                 132,859
           3/25/2008               3,514,144                7,797               119,806                 127,603
           4/25/2008               3,394,339                8,051               115,546                 123,597
           5/25/2008               3,278,793                7,526               111,443                 118,969
           6/25/2008               3,167,350                7,512               107,491                 115,004
           7/25/2008               3,059,859                7,023               103,685                 110,708
           8/25/2008               2,956,174                7,012               100,019                 107,030
           9/25/2008               2,856,155                6,774                96,487                 103,261
          10/25/2008               2,759,669                6,334                93,085                  99,419
          11/25/2008               2,666,584                6,325                89,807                  96,132
          12/25/2008               2,576,777                5,915                86,649                  92,564
           1/25/2009               2,490,128                5,906                83,607                  89,513
           2/25/2009               2,406,521                5,708                80,676                  86,384
           3/25/2009               2,325,845                4,983                77,852                  82,834
           4/25/2009               2,247,993                5,332                75,130                  80,462
           5/25/2009               2,172,863                4,987                72,508                  77,495
           6/25/2009               2,100,355                4,982                69,981                  74,962
           7/25/2009               2,030,375                4,660                67,545                  72,206
           8/25/2009               1,962,830                4,655                65,198                  69,854
           9/25/2009               1,897,632                4,501                62,936                  67,437
          10/25/2009               1,834,696                4,211                60,755                  64,967
          11/25/2009               1,773,940                4,207                58,654                  62,861
          12/25/2009               1,715,286                3,937                56,628                  60,565
           1/25/2010               1,658,659                3,934                54,675                  58,609
           2/25/2010               1,603,984                3,804             1,603,984               1,607,788


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT1                                                 [GRAPHIC OMITTED]


     Class M3
     100% PPC          FRM: 23 HEP
                       ARM: 4 to 35 CPR over 24 months
     LIBOR             1.15438
     Margin (bp)       160.00

                                                               At 125% PPC
              Pay Date             Performing Balance        Interest Payment          Principal Payment   Total Payment
             2/25/2004                 7,805,000                  15,526                       -               15,526
             3/25/2004                 7,805,000                  17,318                       -               17,318
             4/25/2004                 7,805,000                  18,512                       -               18,512
             5/25/2004                 7,805,000                  17,915                       -               17,915
             6/25/2004                 7,805,000                  18,512                       -               18,512
             7/25/2004                 7,805,000                  17,915                       -               17,915
             8/25/2004                 7,805,000                  18,512                       -               18,512
             9/25/2004                 7,805,000                  18,512                       -               18,512
            10/25/2004                 7,805,000                  17,915                       -               17,915
            11/25/2004                 7,805,000                  18,512                       -               18,512
            12/25/2004                 7,805,000                  17,915                       -               17,915
             1/25/2005                 7,805,000                  18,512                       -               18,512
             2/25/2005                 7,805,000                  18,512                       -               18,512
             3/25/2005                 7,805,000                  16,721                       -               16,721
             4/25/2005                 7,805,000                  18,512                       -               18,512
             5/25/2005                 7,805,000                  17,915                       -               17,915
             6/25/2005                 7,805,000                  18,512                       -               18,512
             7/25/2005                 7,805,000                  17,915                       -               17,915
             8/25/2005                 7,805,000                  18,512                       -               18,512
             9/25/2005                 7,805,000                  18,512                       -               18,512
            10/25/2005                 7,805,000                  17,915                       -               17,915
            11/25/2005                 7,805,000                  18,512                       -               18,512
            12/25/2005                 7,805,000                  17,915                       -               17,915
             1/25/2006                 7,805,000                  18,512                       -               18,512
             2/25/2006                 7,805,000                  18,512                       -               18,512
             3/25/2006                 7,805,000                  16,721                       -               16,721
             4/25/2006                 7,805,000                  18,512                       -               18,512
             5/25/2006                 7,805,000                  17,915                       -               17,915
             6/25/2006                 7,805,000                  18,512                       -               18,512
             7/25/2006                 7,805,000                  17,915                       -               17,915
             8/25/2006                 7,805,000                  18,512                       -               18,512
             9/25/2006                 7,805,000                  18,512                       -               18,512
            10/25/2006                 7,805,000                  17,915                       -               17,915
            11/25/2006                 7,805,000                  18,512                       -               18,512
            12/25/2006                 7,805,000                  17,915                       -               17,915
             1/25/2007                 7,805,000                  18,512                       -               18,512
             2/25/2007                 7,805,000                  18,512                       -               18,512
             3/25/2007                 7,805,000                  16,721                       -               16,721
             4/25/2007                 7,805,000                  18,512               2,086,863            2,105,375
             5/25/2007                 5,718,137                  13,125               1,748,781            1,761,906
             6/25/2007                 3,969,357                   9,415                 158,914              168,328
             7/25/2007                 3,810,443                   8,746                 152,245              160,991
             8/25/2007                 3,658,198                   8,677                 145,866              154,543
             9/25/2007                 3,512,332                   8,331                 139,766              148,097
            10/25/2007                 3,372,566                   7,741                 133,931              141,672
            11/25/2007                 3,238,635                   7,681                 128,349              136,031
            12/25/2007                 3,110,285                   7,139                 123,010              130,149
             1/25/2008                 2,987,275                   7,085                 117,902              124,987
             2/25/2008                 2,869,373                   6,806                 113,015              119,820
             3/25/2008                 2,756,359                   6,116                 108,339              114,455
             4/25/2008                 2,648,020                   6,281                 103,865              110,145
             5/25/2008                 2,544,155                   5,840                  99,583              105,423
             6/25/2008                 2,444,572                   5,798                  95,486              101,284
             7/25/2008                 2,349,087                   5,392                  91,564               96,956
             8/25/2008                 2,257,522                   5,354                  87,811               93,166
             9/25/2008                 2,169,711                   5,146                  84,219               89,365
            10/25/2008                 2,085,492                   4,787                  80,780               85,567
            11/25/2008                 2,004,713                   4,755                  77,488               82,243
            12/25/2008                 1,927,225                   4,424                  74,336               78,760
             1/25/2009                 1,852,888                   4,395                  71,319               75,713
             2/25/2009                 1,781,570                   4,226                  68,429               72,655
             3/25/2009                 1,713,141                   3,670                  65,662               69,333
             4/25/2009                 1,647,478                   3,908                  63,013               66,920
             5/25/2009                 1,584,465                   3,637               1,584,465            1,588,102


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.